Income Taxes	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
Income Taxes
INCOME TAXES
The provision for income tax expense consists of the following for the years ended December 31:

(Dollars in thousands)	2015	2014	2013
Current expense	$67,025	$69,612	$62,468
Deferred expense (benefit)	4,551	(25,027)	(35,930)
Tax credits	(11,268)	(12,012)	(11,690)
ASU 2014-01 Amortization on Low Income Housing Tax Credits	2,023	1,005	251
Tax benefits attributable to items charged to equity and goodwill	1,763	2,105	1,034
	$64,094	$35,683	$16,133

There was a balance receivable of $13 million and $2 million for federal and state income taxes at December 31, 2015 and 2014, respectively. The provision for federal income taxes differs from the amount computed by applying the federal income tax statutory rate of 35 percent on income before income tax expense as indicated in the following analysis for the years ended December 31:

(Dollars in thousands)	2015	2014	2013
Federal tax based on statutory rate	$72,428	$49,373	$28,441
Increase (decrease) resulting from:
Effect of tax-exempt income	(6,919)	(7,064)	(7,282)
Interest and other nondeductible expenses	5,899	2,642	2,007
State taxes, net of federal benefit	3,955	2,531	3,237
Tax credits	(11,268)	(12,012)	(11,690)
ASU 2014-01 Amortization on Low Income Housing Tax Credits	2,023	1,005	251
Other	(2,024)	(792)	1,169
	$64,094	$35,683	$16,133
Effective tax rate	31.0%	25.3%	19.9%

The composition of other items resulting in a net tax benefit of $2.0 million for the year ending December 31, 2015 arose principally from a decrease of $1.3 million related to effects of prior year amended returns and by $0.6 million for other discrete items, including prior year provision-to-return adjustments.
The net deferred tax asset at December 31 is as follows:

(Dollars in thousands)	2015	2014
Deferred tax asset:
NOL carryforward	$17,258	$978
Allowance for credit losses	56,446	59,267
Deferred compensation	7,528	6,631
Basis difference in acquired assets	48,256	53,202
Unrealized loss on securities available for sale	854	—
OREO	6,210	9,845
Other	10,438	13,530
	146,990	143,453
Deferred tax liability:
Basis difference in acquired assets	(31,975)	(53,940)
Gain on acquisition	(212)	(2,426)
FHLB stock	(122)	(85)
Premises and equipment	(1,658)	(9,652)
Acquisition intangibles	(7,648)	(12,151)
Deferred loan costs	(4,610)	(3,771)
Unrealized gain on securities available for sale	—	(4,052)
Investments acquired	(167)	(570)
Swap gain	—	(75)
Other	(16,694)	(12,908)
	(63,086)	(99,630)
Net deferred tax asset	$83,904	$43,823

Net operating loss carryforwards arising from acquisitions during 2015 expire over a 20-year period and will be utilized subject to annual Internal Revenue Code Section 382 limitations.  No benefit was recognized at acquisition for net operating losses that will expire unused due to the IRS limitations.
The Company determined that the net deferred tax asset is more likely than not to be realized based on an assessment of all available positive and negative evidence and therefore no valuation allowance has been recorded as of December 31, 2015 or 2014.
Retained earnings at December 31, 2015 and 2014 included approximately $21.9 million accumulated prior to January 1, 1987 for which no provision for federal income taxes has been made. If this portion of retained earnings is used in the future for any purpose other than to absorb bad debts, it will be added to future taxable income.
The Company does not believe it has any unrecognized tax benefits included in its consolidated financial statements. The Company has not had any settlements in the current period with taxing authorities, nor has it recognized tax benefits as a result of a lapse of the applicable statute of limitations.
During the years ended December 31, 2015, 2014, and 2013, the Company did not recognize any interest or penalties in its consolidated financial statements, nor has it recorded a liability for interest or penalty payments.